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                                                                    EXHIBIT 10.2


                             AMENDMENT NUMBER THREE



         This Amendment Number Three is dated as of September 20, 2001 and is to the Credit Agreement among Hardinge Inc., the Bank's signatory thereto and The Chase Manhattan Bank as Agent, dated August 1, 1997 and amended by Amendment Number One dated as of December 11, 2000 and Amendment Number Two dated as of February 5, 2001 (as amended the "Agreement"). Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         The Borrower has determined to make certain adjustments to its financial statements and to recognize a nonrecurring charge to its earnings for the fiscal year ending December 31, 2001 in an amount not to exceed Thirty-nine Million Dollars ($39,000,000.00) (the "Earnings Charge").

         In order to further amend the Agreement, the parties agree as follows:

         1. The definition of "Earnings Before Interest, Taxes, Depreciation and Amortization" as set forth in Section 1.01 of the Agreement shall be amended effective as of the date of this Amendment Number Three, 2001 to read as follows:

                  "Earnings Before Interest, Taxes, Depreciation and Amortization" means Consolidated Net Income prior to the deduction of interest expense, prior to the deduction of federal or foreign corporate income and corporate franchise taxes, prior to the deduction of depreciation and amortization and prior to the Earnings Charge. Notwithstanding anything to the contrary set forth herein, for the twelve (12) months following the Acquisition Date, Earnings Before Interest, Taxes, Depreciation and Amortization shall be calculated as if the Acquisition Date was January 1, 2000.

         2. The definition of "Margin" as set forth in Section 1.01 of the Agreement shall be amended effective as of the date of this Amendment Number Four to read as follows:

                  "Margin" means for each Variable Rate Loan zero (0) Basis Points and for each Eurodollar Loan one hundred fifty (150) Basis Points.

         3. The sale, lease, or other disposition of assets related to the Earnings Charge shall be exempt from the limitations of Section 7.05 of the Agreement.

         4. Section 8.02 of the Agreement shall be amended to require that the minimum Consolidated Tangible Net Worth for the fiscal year ending December 31, 2001 and for each fiscal year thereafter, shall at all times be at least One Hundred Thirty Million Dollars ($130,000,000.00).




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         5. Upon execution of this Amendment Number Three, the Borrower shall pay to the Agent an amendment fee in the amount of Fifty Thousand Dollars ($50,000.00).

         6. Section 8.03 of the Agreement shall be amended to the effect that Borrower shall maintain a ratio of Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization of not greater than 3.25 to 1 through June 29, 2002 and 3.0 to 1 from June 30, 2002 and thereafter, as measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months.

         7. This Amendment Number Three may be executed in any number of counterparts, all of which taken together shall constitute one and the same the instrument, and any parties hereto may execute this Amendment Number Three by signing any such counterpart.

         8. Other than as set forth in this Amendment Number Three, the terms and conditions of this Agreement, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment Number Three to be executed by their duly authorized officers as of the day and year first above written.






                                               HARDINGE INC.


                                      By:  /s/ J. PATRICK ERVIN
                                           -------------------------------------
                                            J. Patrick Ervin,  President
                                            and Chief Executive Officer


                                      AGENT:


                                      THE CHASE MANHATTAN BANK


                                      By:  /s/ CHRISTINE M. McLEOD
                                           -------------------------------------
                                            Christine M. McLeod, Vice President




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                                      BANKS:


                                      THE CHASE MANHATTAN BANK



                                      By:  /s/ CHRISTINE M. McLEOD
                                           -------------------------------------
                                            Christine M. McLeod, Vice President


                                      FLEET NATIONAL BANK
                                      Successor to Fleet Bank


                                      By:  /s/ JOANNE TEASDALE
                                           -------------------------------------
                                            Joanne Teasdale, Vice President


                                      MANUFACTURERS AND TRADERS
                                      TRUST COMPANY


                                      By:  /s/ SUSAN A. BURTIS
                                           -------------------------------------
                                            Susan A. Burtis, Vice President